EX-99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fairchild International Corporation (the "Corporation") on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, George Tsafalas, the President and Chief Executive Officer and Byron Cox, the Secretary, Treasurer and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

George Tsafalas

/s/ George Tsafalas
__________________________
President and Chief Executive
Officer

Byron Cox

/s/ Byron Cox
_________________________
Secretary, Treasurer and
Chief Financial Officer

May 16, 2003